SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               June 10, 2002
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                      (Date of earliest event reported)


                         Staten Island Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                              1-13503                   13-3958850
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)



15 Beach Street, Staten Island, New York                           10304
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 (Address of principal executive offices)                       (Zip Code)


                               (718) 556-6518
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)





Item 4.  Changes in Registrant's Certifying Accountant

     On June 10, 2002, the Board of Directors of Staten Island Bancorp, Inc. (the "Company") terminated the services of Arthur Andersen LLP ("Andersen") as its independent auditors. On June 10, 2002, the Board of Directors of the Company appointed PricewaterhouseCoopers LLP as its independent auditors for the year ending December 31, 2002. The dismissal of Andersen and the appointment of PricewaterhouseCoopers LLP were recommended to the Board of Directors by the Company's Audit Committee.

     Andersen's reports on the Company's consolidated financial statements as of and for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2000 and 2001 and through June 10, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the disagreements in connection with their report on the Company's consolidated financial statements for such years. During the fiscal years ended December 31, 2000 and December 31, 2001 and through June 10, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Andersen agrees with the statements made by the Company above, and, if not, stating the respects in which Andersen does not agree. The Company provided Andersen a copy of the foregoing disclosures. A copy of the letter from Andersen stating that it has found no basis for disagreement with such disclosures is attached hereto as Exhibit 16.

     During the years ended December 31, 2000 and December 31, 2001 and through June 10, 2002, the Company has not consulted PricewaterhouseCoopers LLP regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any other matters that would be required to be reported herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          16.  Letter of Arthur Andersen LLP.
          99.  Press Release

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STATEN ISLAND BANCORP, INC.



Date: June 13, 2002                By: /s/ Harry P. Doherty
                                   ------------------------------------
                                   Harry P. Doherty
                                   Chairman and Chief Executive Officer



















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